                       Securities and Exchange Commission

                              Washington, DC 20549

                                   Form 8 - K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report January 22, 2002

                         Sterling Financial Corporation
             (Exact name of registrant as specified in its charter)


   Pennsylvania                       0-16276                     23-2449551
 (State or other              (Commission File Number)            (IRS Employer
   jurisdiction                                                   Identification No.)
   of incorporation)

101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone number, including area code: (717) 581-6030

                              N/A
(Former name or former address, if changed since last report)


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Item 1.     Changes in Control of Registrant.

        Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

        Not Applicable.

Item 3.    Bankruptcy or Receivership.

        Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

        Not Applicable.

Item 5.    Other Events.

                On January 22, 2002, Sterling Financial Corporation issued a press release reporting fourth quarter and year-to-date 2001 earnings. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 6.    Resignations of Registrant's Directors.

        Not Applicable.

Item 7.    Financial Statements and Exhibits.

        (a)     Not Applicable.

                (b)     Not Applicable.

                (c)     Exhibit:

                        99.1   Press Release of Sterling
                               Financial Corporation,
                               dated January 22, 2002.

Item 8.    Change in Fiscal Year.

        Not Applicable.

Item 9.    Regulation FD Disclosure.

        Not Applicable.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            Sterling Financial Corporation
                            (Registrant)

                            By:   /s/ Douglas P. Barton
                                -----------------------
                                Douglas P. Barton, CPA
                                Vice President/Chief Accounting Officer


DATE     January 24, 2002


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                                  EXHIBIT INDEX


                                               Page Number in
                                               Manually Signed
    Exhibit                                       Original
     99.1      Press Release, of
               Sterling Financial
               Corporation dated
               January 22, 2002